CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Oppenheimer Variable Account Funds:

We consent to the use of our reports, dated February 15, 2017, with respect to the financial statements and financial highlights of Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Conservative Balanced Fund/VA, Oppenheimer Core Bond Fund/VA (currently doing business as Oppenheimer Total Return Bond Fund/VA), Oppenheimer Discovery Mid Cap Growth Fund/VA, Oppenheimer Global Fund/VA, Oppenheimer Main Street Fund/VA, Oppenheimer Main Street Small Cap Fund/VA, Oppenheimer International Growth Fund/VA and Oppenheimer Government Money Fund/VA, formerly Oppenheimer Money Fund/VA, (each a separate series of Oppenheimer Variable Account Funds) as of December 31, 2016, incorporated by reference herein, and to the references to our firm under the headings “Financial Highlights” in the Prospectuses, and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information.

                                                            /s./ KPMG LLP

KPMG LLP

Denver, Colorado

April 25, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Oppenheimer Variable Account Funds:

We consent to the use of our reports, dated February 24, 2017, with respect to the consolidated financial statements and consolidated financial highlights of Oppenheimer Global Strategic Income Fund/VA and subsidiary and Oppenheimer Global Multi-Alternatives Fund/VA and subsidiary (each a separate series of Oppenheimer Variable Account Funds) as of December 31, 2016, incorporated by reference herein, and to the references to our firm under the headings “Consolidated Financial Highlights” in the Prospectuses, and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information.

                                                            /s/ KPMG LLP

KPMG LLP

Denver, Colorado

April 25, 2017